                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated July 30, 1996 in United States Satellite Broadcasting Company, Inc.'s annual report to shareholders.


                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
  September 25, 1996